INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2021	Highland Small-Cap Equity Fund

Shares		Value ($)
Common Stocks — 79.8%

COMMUNICATION SERVICES — 0.7%
3,227	Sinclair Broadcast Group, Inc., Class A (a)	107,201

CONSUMER DISCRETIONARY — 3.1%
4,204	Genesco, Inc. (b)	267,711
1,325	LKQ Corp. (b)	65,216
1,388	Oxford Industries, Inc.	137,190

		470,117

ENERGY — 1.9%
2,970	Dril-Quip, Inc. (b)	100,475
17,344	NexTier Oilfield Solutions (b)	82,558
4,599	SM Energy	113,273

		296,306

FINANCIALS — 16.7%
2,500,000	Alpha Services and Holdings ADR (b)	714,412
133	Ashford (b)	3,022
4,419	CIT Group, Inc.	227,976
2,598,000	Eurobank Ergasias Services and Holdings ADR	1,210,668
3,032	First Horizon	52,393
5,866	KKR & Co., Inc., Class A	347,502

		2,555,973

HEALTHCARE — 17.9%
9,898	Aerie Pharmaceuticals, Inc. (a)(b)	158,467
7,817	Amicus Therapeutics, Inc. (b)	75,356
127	Charles River Laboratories International, Inc. (b)	46,980
37,000	Coherus Biosciences, Inc. (a)(b)	511,710
7,399	Collegium Pharmaceutical, Inc. (a)(b)	174,912
23,381	Heron Therapeutics, Inc. (a)(b)	362,873
2,766	Intersect ENT, Inc. (b)	47,271
3,814	MEDNAX, Inc. (a)(b)	114,992
133	Molina Healthcare, Inc. (b)	33,657
1,135	NuVasive, Inc. (b)	76,930
631	Pacira BioSciences, Inc. (a)(b)	38,289
64,770	Paratek Pharmaceuticals, Inc. (a)(b)	441,732
240	PRA Health Sciences, Inc. (b)	39,651
9,323	Surgery Partners, Inc. (b)	621,098

		2,743,918

INDUSTRIALS — 4.4%
6,475	JetBlue Airways Corp. (b)	108,651
13,773	Luxfer Holdings	306,449
4,163	Resources Connection, Inc.	59,781
947	Science Applications International Corp.	83,080
274	Teledyne Technologies, Inc. (b)	114,759

		672,720

INFORMATION TECHNOLOGY — 7.4%
5,550	Alteryx, Class A (b)	477,411
6,084	Avaya Holdings Corp. (b)	163,659
2,544	Cornerstone OnDemand, Inc. (b)	131,220
4,944	Ebix, Inc. (a)	167,602
1,470	SS&C Technologies Holdings, Inc.	105,928

Shares		Value ($)
Common Stocks (continued)

INFORMATION TECHNOLOGY (continued)
1,619	Teradata Corp. (b)	80,901

		1,126,721

MATERIALS — 10.6%
12,072	Loma Negra Cia Industrial Argentina ADR	82,210
250,000	MPM Holdings, Inc. (b)(c)	1,250,000
694	Quaker Chemical Corp. (a)	164,610
1,527	Sensient Technologies Corp.	132,177

		1,628,997

REAL ESTATE — 15.7%
7,349	Ashford Hospitality Trust, REIT(a)	33,511
24,250	Independence Realty Trust, Inc., REIT	442,078
27,925	NexPoint Residential Trust, REIT (d)	1,535,317
12,277	RAIT Financial Trust, REIT(b)(e)(f)	—
6,614	RLJ Lodging Trust, REIT	100,731
10,266	Spirit MTA, REIT(b)	7,880
6,034	Spirit Realty Capital, Inc., REIT	288,667

		2,408,184

UTILITIES — 1.4%
50,783	Central Puerto ADR (b)	130,005
1,157	NRG Energy, Inc.	46,627
2,105	Vistra Energy Corp.	39,048

		215,680

	Total Common Stocks (Cost $12,652,133)	12,225,817

Registered Investment Companies — 13.0%
39,647	Highland Global Allocation Fund (d)	359,202
118,673	NexPoint Strategic Opportunities Fund (d)	1,632,940

	Total Registered Investment Companies (Cost $2,779,797)	1,992,142

Preferred Stock — 9.5%

REAL ESTATE — 9.5%
60,304	Braemar Hotels & Resorts, REIT 5.50%(b)(g)	1,464,181

	Total Preferred Stock (Cost $913,979)	1,464,181

Master Limited Partnerships — 4.0%

ENERGY — 4.0%
32,972	Energy Transfer LP	350,492
3,309	Plains All American Pipeline LP	37,590
10,392	Western Midstream Partners LP	222,597

	Total Master Limited Partnerships (Cost $618,101)	610,679

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2021	Highland Small-Cap Equity Fund

Principal Amount ($)		Value ($)
Repurchase Agreements(h)(i) — 3.2%
242,616	Daiwa Capital Markets 0.050%, dated 06/30/2021 to be repurchased on 07/01/2021, repurchase price $242,616 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $0 - $32,349, 0.000% - 7.000%, 11/30/2021 – 07/01/2051; with a total market value of $247,468)	242,616
249,000	RBC Dominion Securities 0.050%, dated 06/30/2021 to be repurchased on 07/01/2021, repurchase price $249,000 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $0 - $21,348, 0.000% - 8.000%, 08/01/2021 – 04/15/2062; with a total market value of $253,980)	249,000

	Total Repurchase Agreements (Cost $491,616)	491,616

Shares
Cash Equivalents — 3.0%

MONEY MARKET FUND(j) — 3.0%
457,875	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	457,875

	Total Cash Equivalents (Cost $457,875)	457,875

Total Investments - 112.5% (Cost $17,913,501)		17,242,310

Securities Sold Short — (24.2)%

Common Stocks — (24.2)%

INFORMATION TECHNOLOGY — (24.2)%
(3,460)	Coupa Software (k)	(906,901)
(17,000)	Sailpoint Technologies Holdings (k)	(868,190)
(5,000)	Zoom Video Communications, Class A (k)	(1,935,150)

	Total Common Stocks (Proceeds $2,184,353)	(3,710,241)

	Total Securities Sold Short - (24.2)% (Proceeds $2,184,353)	(3,710,241)

Other Assets & Liabilities, Net - 11.7%		1,790,940

Net Assets - 100.0%		15,323,009

(a)

Securities (or a portion of securities) on loan. As of June 30, 2021, the fair value of securities loaned was $2,050,875. The loaned securities were secured with cash and/or securities collateral of $2,102,201. Collateral is calculated based on prior day’s prices.

(b)	Non-income producing security.
(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	8.2%

(d)	Affiliated issuer. Assets with a total aggregate fair value of $3,527,459, or 23.0% of net assets, were affiliated with the Fund as of June 30, 2021.
(e)

Securities with a total aggregate value of $0, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(f)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $0, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2021. Please see Notes to Investment Portfolio.

(g)	Perpetual security with no stated maturity date.
(h)	Tri-Party Repurchase Agreement.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2021 was $491,616.
(j)	Rate shown is 7 day effective yield.
(k)	No dividend payable on security sold short.

NOTES TO INVESTMENT PORTFOLIOS (unaudited)

As of June 30, 2021	Highland Funds II

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises two portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report covers information for the period ended June 30, 2021 for one of the Funds: Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”). The Highland Global Allocation Fund is reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

As of June 30, 2021	Highland Funds II

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2021, the Fund’s investments consisted of common stocks, registered investment companies, preferred stock, master limited partnerships, repurchase agreements, cash equivalents, and securities sold short.

The fair value of the Fund’s common stocks, preferred stocks, registered investment companies, master limited partnerships that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

As of June 30, 2021	Highland Funds II

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of June 30, 2021 is as follows:

	Total value at June 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	$107,201	$107,201	$—	$—
Consumer Discretionary	470,117	470,117	—	—
Energy	296,306	296,306	—	—
Financials	2,555,973	2,555,973	—	—
Healthcare	2,743,918	2,743,918	—	—
Industrials	672,720	672,720	—	—
Information Technology	1,126,721	1,126,721	—	—
Materials	1,628,997	378,997	1,250,000	—
Real Estate	2,408,184	2,408,184	—	—	(1)
Utilities	215,680	215,680	—	—
Registered Investment Companies	1,992,142	1,992,142	—	—
Preferred Stock
Real Estate	1,464,181	—	1,464,181	—
Master Limited Partnerships
Energy	610,679	610,679	—	—
Repurchase Agreements	491,616	491,616	—	—
Cash Equivalents	457,875	457,875	—	—

Total Assets	17,242,310	14,528,129	2,714,181	—

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(3,710,241)	(3,710,241)	—	—

Total Liabilities	(3,710,241)	(3,710,241)	—	—

Total	$13,532,069	$10,817,888	$2,714,181	$—

(1)	This category includes securities with a value of zero.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2021, there were no transfers in or out of Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

As of June 30, 2021	Highland Funds II

cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

For the period ended June 30, 2021, the Fund did not invest in futures contracts.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (concluded)

As of June 30, 2021	Highland Funds II

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2021:

Small-Cap Equity Fund

	Shares at September 30,	Beginning Value as of September 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021	Shares at June 30,	Affiliated Income	Cap Gain Distributions
Issuer	2020	$	$	$	$	$		$2021	$	$
Majority Owned, Not Consolidated
None
Other Affiliates
NexPoint Residential Trust, Inc., REIT	27,333	1,212,218	28,223	(24,159)	—	319,035	1,535,317	27,925	4,320	—
Highland Global Allocation Fund (Registered Investment Company)	39,647	245,812	—	—	—	113,390	359,202	39,647	26,881	—
NexPoint Strategic Opportunities Fund (Registered Investment Company)	118,673	1,027,708	—	—	—	605,232	1,632,940	118,673	53,403	—
Other Controlled
None

Total	185,653	2,485,738	28,223	(24,159)	—	1,037,657	3,527,459	186,245	84,604	—